UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 26, 2014
(Date of earliest event reported)

YAPPN CORP.
(Exact name of registrant as specified in its charter)

DELAWARE	000-55082	27-3848069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Avenue of the Americas, 11th Floor
New York, NY 10018
(Address of principal executive offices) (Zip Code)

(888) 859-4441
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Forward Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively, “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management.  When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions identify forward looking statements as they relate to our business or our management.  Such statements reflect management’s current view of our business with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of our Annual Report filed on Form 10-K entitled “Risk Factors”) relating to our industry, operations and results of operations, and other relevant aspects of our business.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements contained within this Form 8-K and elsewhere.

Item 1.01. Entry into Material Definitive Agreement.

Sale of Units

During March 2014, Yappn Corp (the “Company”) collected Subscription Agreements (“Subscription Agreements”) from accredited non-U.S. investors (the “Investors”), which Subscription Agreements became effective on April 1, 2014 (the “Effective Date”).  Pursuant to the Subscription Agreements, the Company sold 469 units consisting of (i) one unsecured convertible promissory note, $1,000 par value (each a “Note” and collectively, the “Notes”), which Note is convertible into shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”); (ii) a warrant entitling the holder thereof to purchase 10,000 shares of Common Stock (individually, a “Series A Warrant”); and (iii) a warrant entitling the holder thereof to purchase 10,000 shares of Common Stock (individually a “Series B Warrant”, and collectively with the Series A Warrant, the “Warrants”) (the Note and Warrants, collectively a “Unit”).  The purchase price of each Unit is equal to $1,000 per Unit.  The aggregate purchase price for the 469 Units sold was $469,000, of which $369,000 resulting in cash proceeds to the Company and $100,000 represented the partial conversion of an outstanding promissory note resulting in a $100,000 reduction of the principal amount due thereunder.

Pursuant to the Subscription Agreement, the Company granted to the Investors price protections such that, if at any time during the period twelve (12) months after the Effective Date, the Company issues any Common Stock or securities convertible into or exercisable for shares of Common Stock (or modify any of the foregoing which may be outstanding) to any person or entity at a price per share or conversion or exercise price per share which shall be less than $0.10 per share or if less than the Series A Warrant exercise price in effect at such time, without Subscriber Consent (the “Lower Price Issuance”), then the conversion price of the Note shall automatically be reduced to reflect such other lower price and the exercise price of the Series A Warrant shall automatically be reduced to reflect the price at which securities were issued in the Lower Price Issuance.  In addition, the Company granted to the Investors the right to participate in future financings of the Company for a period of twelve (12) months after the Effective Date.

In connection with the Subscription Agreements, the Company also entered into a Registration Rights Agreement (“Registration Rights Agreement”) with the Investors.  Pursuant to the Registration Rights Agreement, the Company agreed to file a “resale” registration statement with the Securities and Exchange Commission (the “Commission”) covering all shares of Common Stock underlying the Notes and the Warrants. The Company agreed to use its reasonable best efforts to have such “resale” registration statement filed within Forty Five Days (45) days after the Final Closing Date (the “Filing Date”) and declared effective by the SEC as soon as possible and, in any event, within Ninety (90) days after the Filing Date (the “Effectiveness Deadline”), unless extended by the consent of the Investors.

The Company is obligated to pay to the Investors a fee of 2% per month of the number of shares that the amount invested by the Investors would buy at the conversion price designated in the Notes, payable in shares of registered Common Stock, up to a maximum of 6%, for each month in excess of the Filing Date that the registration statement has not been filed and the Effectiveness Deadline that the registration statement has not been declared effective; provided, however, that the Company shall not be obligated to pay any such liquidated damages if the Company is unable to fulfill its registration obligations as a result of rules, regulations, positions or releases issued or actions taken by the Commission.

The Notes mature 24 months after their initial issuance date and have an interest rate of 6% per annum. The Notes may be converted at the election of their holders at a conversion price equal to $0.10 per share of Common Stock.  The Series A Warrant may be exercised for a purchase price equal to $0.15 per share of Common Stock. The Series B Warrant may be exercised for a purchase price equal to $0.20 per share of Common Stock.  The Warrants permit cashless exercise for the period beginning the Effectiveness Date unless and until a registration statement covering the resale of the shares underlying the Warrants is effective with the Commission.

The foregoing descriptions of the Notes, Series A Warrants, Series B Warrants, the Registration Rights Agreement and the Securities Purchase Agreements referred to above do not purport to be complete and are qualified in its entirety by reference to the Notes, Series A Warrants, Series B Warrants, the Registration Rights Agreement and the Securities Purchase Agreement, copies of which are attached to this Current Report on Form 8-K and incorporated into this Item by reference.

The Company claims an exemption from the registration requirements of the Act for the private placement of the securities referenced herein pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), since, among other things, the transaction did not involve a public offering and in reliance on Regulation S under the Securities since all securities were sold to non-U.S. investors.

Item 1.02                      Termination of a Material Definitive Agreement

As previously reported with the Securities and Exchange Commission on October 15, 2013, Yappn Corp. (the “Company”), on October 9, 2013, completed the sale of a Convertible Promissory Note (“Asher Note”) in the principal amount  of $78,500  with an interest rate of 8% per annum pursuant to the terms of a Securities Purchase Agreement between the Company and Asher Enterprises, Inc. (“Asher”).  For more information on this transaction please see the Company’s  Current Report on Form 8-K filed with the SEC on October 15, 2013.

On March 28, 2014, the Company  repaid the Asher Note in full, including the principal balance and all accrued interest totaling $108,899.93.  In accordance with this payment, the Asher Note was cancelled and is null and void.

No shares of the Company’s s common stock were issued to Asher.

A copy of the March 28, 2014 press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 2.03                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information contained in Item 1.01 is hereby incorporated herein by reference.

On March 26, 2014, the Company received an advance in the amount of $150,000 on a line of credit that the Company is in the process of finalizing and will file an 8-K with the Securities Exchange Commission within four business days of the execution of the line of credit documents.

Item 3.02   Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is hereby incorporated by reference.

Item 9.01                      Financial Statements and Exhibits

 (d)           Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
4.1	Form of 6% Convertible Promissory Not*e
10.1	Form of Securities Purchase Agreement*
10.2	Form of Registration Rights Agreement*
10.3	Form of Series A Warrant*
10.4	Form of Series B Warrant*
99.1	Press Release dated March 27, 2014

*Incorporated by reference to the exhibits filed with the current report on Form 8-K with the Securities and Exchange Commission on January 30, 20104.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAPPN CORP.

Dated: April 1, 2014
	By:	/s/ Craig McCannell
	Name:	Craig McCannell
	Title:	Chief Financial Officer

Exhibit No.	Description
4.1	Form of 6% Convertible Promissory Not*e
10.1	Form of Securities Purchase Agreement*
10.2	Form of Registration Rights Agreement*
10.3	Form of Series A Warrant*
10.4	Form of Series B Warrant*
99.1	Press Release dated March 27, 2014